UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2014

General Steel Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Level 21, Tower B, Jia Ming Center
No. 27 Dong San Huan North Road
Chaoyang District, Beijing, China 100020

 (Address of principal executive offices)

Registrant’s telephone number, including area code:

+ 86 (10) 57757691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 27, 2014, General Steel Holdings, Inc. (the “Company”) issued a press release relating to its financial results for its fourth quarter and fiscal year ended December 31, 2013. The press release contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information and exhibit be deemed incorporated by reference in any filing under the United States Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01 REGULATION FD DISCLOSURE.

On March 27, 2014, in connection with its conference call pertaining to its financial results for its fourth quarter and fiscal year ended December 31, 2013, the Company posted a slide show presentation on its website at http://www.gshi-steel.com, which is also furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued on March 27, 2014.
99.2	Presentation of General Steel Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.

By:	/s/ John Chen
Name:	John Chen
Title:	Chief Financial Officer

Dated: March 27, 2014